Exhibit 10.19

ADDENDUM NO. 3 TO LOAN AGREEMENT BY EXTENSION OF CREDIT No. 04.2.559.3.1, OF AUGUST 13, 2004, MADE BY BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL - BNDES AND BRASIL TELECOM S.A, WITH THIRD PARTY INTERVENTION, AS FOLLOWS:

BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL - BNDES, hereby referred to simply as BNDES, a federal publicly held company, headquartered in Brasilia, Federal District, and with services in this City, at Avenida República do Chile No. 100, corporate taxpayer register CNPJ No. 33.657.248/0001-89, by its undersigned representatives;

and

BRASIL TELECOM S.A., hereinafter referred to as BENEFICIARY, a corporation headquartered in Brasilia, DF, at SIA/SUL - ASP - Lote D - Bloco B S/No., CNPJ No. 76.535.764/0001-43, by its undersigned representatives, and appearing as INTERVENING PARTY:

BRASIL TELECOM PARTICIPAÇÕES S.A., a corporation, headquartered in Brasilia, DF, at SIA/SUL - ASP - Lote D - Bloco B S/No., CNPJ No. 02.570.688/0001-70.

have mutually agreed to amend the Loan Agreement by Extension of Credit No. 04.2.559.3.1, hereinafter referred to simply as CONTRACT, executed by BNDES and BENEFICIARY through a private instrument of August 13, 2004, registered in the 1 Ofício de Registro de Títulos e Documentos (Deeds and Documents Register) of the Judicial District of the Federal District, Brasilia, on August 19, 2004, under No. 623802, having as Addendum No. 1, a private instrument dated July 25, 2005, filed in the Register of Deeds and Documents of the Federal District, Brasilia, under No. 00655700 and, as Addendum No. 2, a private instrument dated September 21, 2006, filed in the Register of Deeds and Documents of the Federal District, Brasilia, under No. 00696809, of which this instrument becomes an integral part, for all legal effects and purposes, by the following clauses:

CLAUSE 1

AMENDMENT

In view of the Contract signed by BNDES and BENEFICIARY, the following modifications are established:

I - Include items IX and X, as well as §§ 1, 2, 3 and 4 in Clause 13 - ‘Special Obligations of the Beneficiary’ - of the CONTRACT, according to the wording below:

II - Delete item I, as well as §§ 1, 2 and 3 of Clause 14 of the CONTRACT, which deal with the obligations of compliance with the financial indices by the Intervening Party; and

III - Include the point “f” and change the wording of the First Paragraph of the Clause 21 ‘netting” of the CONTRACT, as included below.

“CLAUSE 13

SPECIAL OBLIGATIONS OF BENEFICIARY

BENEFICIARY undertakes to:

(…)

IX - maintain, during the effective period of this Contract, and up to its final maturity, the three following financial indices, according to the values stipulated below, calculated biannually in the months of June and December, based on the consolidated financial statements of BENEFICIARY, audited by external auditors registered with the Comissão de Valores Mobiliários:

a) Consolidated EBITDA/Consolidated Financial Expenses: equal to or greater than 1.95;

b) Consolidated Debt/EBITDA: equal to or less than 3.75;

c) Consolidated Debt (Consolidated Debt + PL): equal to or greater than 0.65;

X - in the event of declaration of the early maturity of the debentures issued on 06/01/2006, recorded at the CVM under No. CVM/SER/DEB/2006/020, notify BNDES of the occurrence of such event in the period of up to 24 hours, counted from receipt of the notification by the Fiduciary Agent.

§1:

Noncompliance, by BENEFICIARY, with any of the financial indices contemplated in item IX, will lead to freezing of funds corresponding to 3 (three) times the value of the HIGHEST INSTALLMENT, due as a result of the CONTRACT, considering, conventional penalty and other charges contractually contemplated, which funds will be released when compliance with the financial indices is restored.

§2:

BENEFICIARY may submit to the approval of BNDES in substitution of the freezing of revenues, contemplated in §1, the reinforcement of guarantees through posting as collateral, pre-existing financial investments, held by it, in an amount sufficient to cover the order for freezing, which collateral will be released when compliance with the covenanted financial indices is restored, determined as established in item IX. BENEFICIARY will be responsible for compliance with all the formalities necessary for the constitution of this guarantee, which shall be provided for in its own instrument.

§3:

If it is evidenced that BENEFICIARY has not complied with any of the financial indices contemplated in item IX for 2 (two) periods of consecutive calculation, BNDES may choose, within 45 (forty-five) days after BENEFICIARY’s official disclosure to the market of its results, between: 1) the maintenance of the retained amount; 2) to declare the early maturity of this Contract, with the required repayment of the debt and immediate suspension of any disbursement.

§4:

For purposes of the financial indices set forth in item IX, the following definitions and criteria shall be adopted:

a) Consolidated EBITDA: means the sum of the last 4 (four) quarters (i) of the result before deduction of taxes, charges, contributions, participations; (ii) of the depreciation and amortizations occurred in the period; (iii) of the Consolidated Financial Expenses deducted from the financial revenues; and (iv) of the non-operating income;

b) Consolidated Financial Expenses: sum of the last 4 (four) quarters, of the costs of issued of the debt, interest paid to natural persons or corporations (including financial institutions and suppliers), real estate values, financial expenses that do not impact the cash, commissions, discounts and other charges for bank loans or letters of credit, expenses and revenues with hedge operations against foreign exchange variation, expenses with surety, bails, pledges or guarantees provided to other obligations, excluding interest on net current assets or any other form of remuneration to the shareholders, accounted for as financial expense;

c) Consolidated Debt: sum of consolidated remunerated debts of the BENEFICIARY with natural persons and/or corporations, including third party loans and financing, issuances of fixed income securities, convertible or not, in the local and/or international capital markets. Surety, bail, pledges or guarantees provided by BENEFICIARY, as well as the sale or assignment of future receivables, will be considered as debt, provided that they are accounted for as obligations in the Financial Statements of BENEFICIARY;

d) PL: Shareholder’s Equity, including “Minority Participations”;

“CLAUSE 21

EARLY MATURITY

BNDES may declare the early maturity of this Contract, with the required repayment of the debt and immediate suspension of any disbursement if, in addition to the events contemplated in Articles 39 and 40 of the “PROVISIONS APPLICABLE TO BNDES CONTRACT”, contemplated in Clause 13, item I, the following are evidenced by BNDES:

(…)

f) Declaration of early maturity of the debentures issued by BENEFICIARY ON 06/01/2006, registered at the CVM under No. CVM/SER/DEB/2006/020. This event will be constituted upon receipt, by the BENEFICIARY, of notification from the Fiduciary Agent informing it of such declaration.

(…)

§1:

BNDES may, moreover, elect to declare early maturity as a result of noncompliance with the financial indices established in item IX of Clause 13, pursuant to § 3 of the same clause.”

CLAUSE 2

RATIFICATION

The Contracting Parties and the INTERVENING PARTY hereby ratify all the Clauses and Conditions of the CONTRACT, where they do not conflict with the provisions in this Addendum, maintaining the other conventional guarantees in said CONTRACT, the present instrument not leading to novation.

CLAUSE 3

REGISTRATION

The BENEFICIARY undertakes to effect the registration of this Addendum on the margin of the registrations mentioned in the preamble hereof, and shall present to BNDES evidence of such registrations within 30 (thirty) days, counted from this date.

The 5 (five) pages of this instrument are initialed by Antonio Carlos do Amaral Prewodowski, lawyer of BNDES, by authorization of the legal representatives who sign it.

IN WITNESS WHEREOF, they sign this instrument in 4 (four) counterparts of equal content and form, for a single purpose, in the presence of the undersigned witnesses.

Rio de Janeiro, December 20, 2006

By BNDES:

/s/ João Carlos do Couto R. Cavalcanti	/s/ Claudia P. Trindade Prates
João Carlos do Couto R. Cavalcanti	Claudia P. Trindade Prates
BNDES Superintendent	Head of Department
DEGAP/AIE

BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL - BNDES

By BENEFICIARY:

/s/ Edinelson Faria de Oliveira
Edinelson Faria de Oliveira
Funding and Administration Manager
Brasil Telecom S/A

BRASIL TELECOM S.A.

By INTERVENING PARTY:

/s/ Edinelson Faria de Oliveira
Edinelson Faria de Oliveira
Funding and Administration Manager

BRASIL TELECOM PARTICIPAÇÕES S.A.

WITNESSES:

/s/ Antonio Bahia Nery	/s/ Paulo Renato Martins Santos
Name: Antonio Bahia Nery	Name: Paulo Renato Martins Santos
ID: illegible	ID: 2962999
CPF: illegible	CPF: 527917187-53

This page is an integral part of Addendum No. 3 to the Loan Agreement by Extension of Credit No. 04.2.559.3.1 of 08/03/2004

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